IMPAIRMENT OF NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2022
Disclosure Of Impairment Of Non Current Assets [Abstract]
IMPAIRMENT OF NON-CURRENT ASSETS [Text Block]

9. IMPAIRMENT OF NON-CURRENT ASSETS

The recoverable amounts of the Company's CGUs, which include mining properties, plant and equipment are determined at the end of each reporting period, if impairment indicators are identified.

Management applies significant judgement in assessing whether indicators of impairment or reversal of impairment exist for an asset or a group of assets which could result in a testing for impairment. Internal and external factors such as significant changes in the use of the asset, commodity prices, life of mines, tax laws and regulations and interest rates are some of the indicators used by management in determining whether there are any indicators of impairment or reversal of previous impairments. As of December 31, 2022, the Company determined that indicators of impairment existed at the Bolañitos  mine due to a change in the reserves and resources, including a narrowing of the veins in the ore bodies which may result in lower future conversion of inferred resources to economically mineable ore.

The recoverable amount is based on CGU's future cash flows expected to be derived from the Company's mining properties and represent each CGU's fair value less cost of disposal.  Expected cash flows were determined based on the life-of-mine after-tax cash flow forecast which incorporates management's best estimates of future metal prices, production based on current estimates of capacity, ore grade, recovery rate and recoverable reserves and resources, future operating costs, capital expenditures and assets salvage value. Expected cash flows are discounted at risk adjusted rate based on the CGU's weighted average cost of capital. The average forecasted price of $21.66 per oz of silver and $1,738 per oz of gold were used in the model. Forecasted prices were estimated using analyst consensus forecasts, over the forecasted life of mine as of December 31, 2022. As a result, management estimated the recoverable amount of the Bolañitos mine as at December 31, 2022, determined on a fair value less cost of disposal basis, and concluded no impairment charge was required. Reasonably possible movements in the assumptions disclosed above could have changed the calculated recoverable amount. A 5% decrease to the average forecasted prices of  silver and gold, with all other inputs remaining constant, would reduce the recoverable amount by $4.7 million. A 5% increase to the average forecasted prices of silver and gold, with all other inputs remaining constant, would increase the recoverable amount by $3.9 million.